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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 8, 2005


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371             13-3787073
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01 (Change in Registrant's Certifying Accountant)

KPMG LLP was previously the principal accountant for Easylink Services Corporation ("EasyLink" or the "Company"). On June 8, 2005, that firm resigned. The Company's Audit Committee has reviewed proposals from and is in the process of considering replacement firms and expects to make a selection and announcement regarding a new audit firm in the near future.

During the Company's two fiscal years ended December 31, 2004, and the subsequent interim period through June 8, 2005, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP's report on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2004 and 2003 contained a separate paragraph stating that "the Company has a working capital deficiency and an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1(b). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Company has furnished KPMG LLP with a copy of this Form 8-K and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. That letter is provided as an exhibit to this Form 8-K.

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ITEM 9.01 (C) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.      DESCRIPTION

Exhibit 99.1     Letter from KPMG LLP regarding change in certifying accountant


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2005

                          EASYLINK SERVICES CORPORATION


                              By: /s/ Thomas Murawski
                                  -----------------------
                              Thomas Murawski, Chairman,
                              President and  Chief Executive Officer



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                                INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION

Exhibit 99.1     Letter from KPMG LLP regarding change in certifying accountant






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